Summary Prospectus       February 1, 2023

MassMutual Funds
MassMutual Emerging Markets Debt Blended Total Return Fund
Ticker: Class I– BXEIX, Class Y–BXEYX, Class L–BXEAX, Class C–BXECX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.
INVESTMENT OBJECTIVE
This Fund seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. For Class L shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. For Class L shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 65 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class Y	Class L	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as % of the lower of the original offering price or redemption proceeds)	None	None	1.00%(1)	1.00%(2)

(1)
Applies only to certain redemptions of shares bought with no initial sales charge. Class L shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase is made.
(2)
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class Y	Class L	Class C
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	None	None	0.25%	1.00%
Other Expenses	0.51%	0.57%	0.53%	0.51%
Total Annual Fund Operating Expenses	1.26%	1.32%	1.53%	2.26%
Expense Reimbursement	(0.29%)	(0.35%)	(0.31%)	(0.29%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.97%	0.97%	1.22%	1.97%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.95%, 0.95%, 1.20%, and 1.95% for Classes I, Y, L, and C respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class L shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$99	$371	$664	$1,497
Class Y	$99	$384	$690	$1,560
Class L	$519	$835	$1,173	$2,125
Class C	$300	$679	$1,184	$2,573
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class L	$519	$835	$1,173	$2,125
Class C	$200	$679	$1,184	$2,573
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate, which includes the turnover of the Barings Emerging Markets Debt Blended Total Return Fund (the “Predecessor Fund”) prior to December 13, 2021, was 55% of the average value of its portfolio. For more information regarding the Predecessor Fund, please see the discussion under Performance Information.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests in debt securities, derivatives, and other instruments that are economically tied to emerging market countries or countries with relatively low gross national product per capita and with the potential for rapid economic growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii)
debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the O.E.C.D. prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Fund focuses its investments in Asia, Africa, the Middle East, Latin America, and the developing countries of Europe.
The Fund will invest in debt instruments of all types, including bonds, notes, U.S. and Group of Ten (commonly referred to as “G10”) country treasury obligations, sovereign issues, covered bonds, commercial paper, and other fixed and floating rate income securities and are either secured or unsecured, and either senior or subordinated. To a limited extent, the Fund may invest in (i) securities that are convertible into equity securities, (ii) equity securities (including warrants and common stock), (iii) certificates of deposit, (iv) bankers’ acceptances, and (v) loan participations and loan assignments which are un-securitized. Although the Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to non-U.S. currencies. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis.
The Fund expects to achieve certain exposures primarily through derivative transactions, including without limitation, forward foreign currency exchange contracts; futures on securities, indexes, currencies, commodities, swaps, and other investments; options; and interest rate swaps, crosscurrency swaps, total return swaps, and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities, currencies, or commodities. Derivatives instruments that provide exposure to debt securities that are economically tied to emerging market countries or to a country the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment

Limited (“BIIL”) considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.
The Fund may invest in both investment grade and below investment grade (“junk” or “high yield” bonds) debt securities. Investment grade debt securities are rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s) or BBBor higher by either S&P Global Ratings, a subsidiary of S&P Global (“S&P”), or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined to be of comparable quality by Barings or BIIL. Below investment grade debt securities are rated below Baa3 by Moody’s and BBB- by S&P and Fitch or, if unrated, determined by Barings or BIIL to be of comparable quality.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Leveraging Risk Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Market participants are focused on the transition mechanisms by which the reference rate in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments, or otherwise. Markets are developing in response to these new rates, and questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern for the Fund. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. In addition, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund is the successor to the Predecessor Fund, a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided in the bar chart and table is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. The bar chart shows changes in the Fund’s (or Predecessor Fund’s, as applicable) performance from year to year for Class I shares. The table shows how the Fund’s (or Predecessor Fund’s, as applicable) average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown for Class L shares prior to December 13, 2021 reflects the performance of Class A shares of the Predecessor Fund. Performance for Class L and Class C shares reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at https://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	2Q ’20,	23.22%	Lowest Quarter:	1Q ’22,	–15.13%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through taxadvantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2022)
		One Year	Five Years	Since Inception (10/21/15)
Class I	Return Before Taxes	-18.18%	0.06%	2.71%
	Return After Taxes on Distributions	-20.47%	-2.67%	-0.09%
	Return After Taxes on Distributions and Sales of Fund Shares	-10.78%	-0.95%	0.99%
Class Y	Return Before Taxes	-18.35%	-0.01%	2.67%
Class L	Return Before Taxes	-22.54%	-1.06%	1.84%
Class C	Return Before Taxes	-19.83%	-0.95%	1.69%
Bloomberg Emerging Markets Hard Currency (USD) Aggregate Index (reflects no deduction for fees, expenses, or taxes)(1)		-16.60%	-1.09%	1.49%
Custom Emerging Markets Debt Blended Total Return Index(2) (reflects no deductions for fees, expenses, or taxes)		-13.06%	-1.14%	1.66%

(1)
Effective February 1, 2023, the Fund’s performance benchmark index will be the Bloomberg Emerging Markets Hard Currency (USD) Aggregate Index rather than the Custom Emerging Markets Debt Blended Total Return Index because the Bloomberg Emerging Markets Hard Currency (USD) Aggregate Index is an appropriate broad-based securities market index and is well aligned with the Fund’s investment strategy.

(2)
The Custom Emerging Markets Debt Blended Total Return Index is a blend of 50% JPMorgan Government Bond Index—Emerging Markets Global Diversified (GBIEMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barings LLC (“Barings”)
Sub-subadviser(s):  Baring International Investment Limited (“BIIL”)
Portfolio Manager(s):
Ricardo Adrogué is Managing Director and the Head of, and a portfolio manager for, Barings’ Global Sovereign Debt and Currencies Group. He has managed the Fund since October 2015.
Cem Karacadag is Managing Director and the Head of, and a portfolio manager for,

Barings’ Emerging Markets Sovereign Debt Group. He has managed the Fund since October 2015.
Natalia Krol is a Managing Director and portfolio manager for Barings’ Emerging Markets Blended Total Return strategies. She has managed the Fund since August 2018.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available through distribution channels, such as broker-dealers or financial institutions, and to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
Purchase Minimums*
	Class I	Class Y	Class L	Class C
Initial Investment	$500,000	$100,000	$1,000	$1,000
Subsequent Investment	$250	$250	$250	$250

*
The Fund reserves the right to change or waive the investment minimums. For retirement plans, the investment minimum is $250 for each of the initial investment and subsequent investments.

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.